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                                                                  EXHIBIT 23(b)






               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




          We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 of Barnett Banks, Inc., of our report dated January 14, 1993, appearing in its Form 10-K. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



          PRICE WATERHOUSE LLP
          Orlando, Florida

          March 3, 1995